UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 30, 2004

                            BOYD GAMING CORPORATION
            (Exact name of registrant as specified in its charter)

       Nevada                  001-12882                   88-0242733

-------------------  ----------------------------   -------------------------
  (State or other      (Commission File Number)          (IRS Employer
  jurisdiction of                                     Identification No.)
   incorporation)


      2950 Industrial Road, Las Vegas, Nevada                   89109
------------------------------------------------------     -----------------
      (address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 792-7200


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 30, 2004, Boyd Gaming Corporation ("Boyd Gaming") and Coast Casinos, Inc. ("Coast Casinos") issued a joint press release announcing that, at their respective annual meetings, stockholders of both companies overwhelmingly approved the merger of Coast Casinos into Boyd Gaming. A copy of the joint press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:

Exhibit  No.     Description
------------     ----------------------------------------------------------
99.1             Joint Press Release dated as of April 30, 2004, issued by
                 Boyd Gaming Corporation and Coast Casinos, Inc.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BOYD GAMING CORPORATION

Date:   April 30, 2004                By: /s/ Ellis Landau
                                          ------------------------------------
                                          Ellis Landau
                                          Executive Vice President and Chief
                                          Financial Officer


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                                 EXHIBIT INDEX


Exhibit  No.     Description
------------     ----------------------------------------------------------
99.1             Joint Press Release dated as of April 30, 2004, issued by
                 Boyd Gaming Corporation and Coast Casinos, Inc.